October 26, 2009

                       WELLS FAMILY OF REAL ESTATE FUNDS
                      WELLS DOW JONES U.S. REIT INDEX FUND
                     WELLS DOW JONES GLOBAL RESI INDEX FUND

                 Supplement to the Prospectus dated May 1, 2009

Effective  immediately,  the Wells Dow Jones U.S.  REIT Index Fund and the Wells
Dow Jones Global RESI Index Fund (the "Funds") have terminated the public offering of their shares. Shares of the Funds are no longer available for purchase.

The Funds' Board of Trustees has approved the mandatory redemption of all of the shares of each Fund as being in the best interests of the Funds and their shareholders. It is anticipated that all outstanding shares of the Funds will be redeemed and the Funds will discontinue operations on December 18, 2009.

Shareholders may continue to freely redeem their shares on each business day during the Funds' redemption process. As part of this process, all of each Fund's portfolio securities will be sold in an orderly manner in order to meet redemptions. As a result, the Funds' normal exposure to investments in REITs and other real estate securities will be reduced and eventually eliminated and shareholders should not expect the Funds to achieve their stated investment objectives.

Effective immediately, Wells Investment Securities, Inc., the Funds' principal underwriter, will waive the contingent deferred sales loads applicable to Class B and Class C shares. In addition, if you paid a front-end sales load on Class A shares of a Fund purchased after January 1, 2009 and you still own those shares, that sales load will be reimbursed to you by Wells Investment Securities through a purchase of additional Fund shares in the amount of the sales load.

As noted above, the Funds expect that the mandatory redemption of all of their remaining outstanding shares will occur on December 18, 2009. Any remaining shareholders on such date will receive a redemption payment equal to the shareholder's proportionate interest in the remaining assets of the Fund and such proceeds will be mailed to the shareholder's address of record. During this redemption process, shareholder service representatives will be available to answer any questions regarding the closing of the Funds. Shareholder service representatives can be reached by calling 1-800-282-1581.

Any shareholder in the Funds as of the redemption date, expected to be on about December 18, 2009 (the "Redemption Date"), will receive redemption proceeds equal to the value of their account on that date. To effect this redemption, the Funds will mail checks to the shareholder's address of record or to another address as directed by the shareholder.

o For shareholders holding shares of the Funds in taxable accounts, this transaction will be considered a sale of Fund shares by shareholders for tax purposes. Shareholders holding shares of the Funds in taxable accounts should consult with their own tax advisors to ensure proper treatment of the redemption on their income tax returns.

o Shareholders invested in shares of the Funds through an Individual Retirement Account (IRA) or other tax-deferred account may be able to defer taxable gains resulting from the redemption. Such shareholders should consult with their own tax advisors regarding the rules for rollover or other reinvestment of the redemption proceeds. These shareholders may choose, prior to the Redemption Date, to authorize a direct transfer of their retirement account assets to another tax-deferred retirement account. If they do not so elect, they will generally have 60 days from the Redemption Date to invest the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder's taxable income for the current tax year, possibly with an additional penalty for premature withdrawal from the qualified retirement account.

To redeem your shares, please phone 1-800-282-1581.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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